Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues:
Rooms	$148,874	$127,484	$251,974	$225,748
Food and beverage	100,028	79,966	170,045	142,023
Other hotel operating revenue	25,942	18,491	46,181	38,150
Lease revenue	1,319	1,160	2,618	2,360
Total revenues	276,163	227,101	470,818	408,281
Operating Costs and Expenses:
Rooms	41,268	36,087	74,975	67,850
Food and beverage	67,077	57,289	121,680	108,839
Other departmental expenses	66,238	53,285	119,817	104,466
Management fees	9,241	6,447	15,019	11,457
Other hotel expenses	15,572	15,234	31,250	30,123
Lease expense	1,260	1,206	2,518	2,382
Depreciation and amortization	28,058	24,691	50,263	49,599
Corporate expenses	7,198	7,209	14,391	12,972
Total operating costs and expenses	235,912	201,448	429,913	387,688
Operating income	40,251	25,653	40,905	20,593
Interest expense	(19,587)	(19,460)	(37,861)	(39,123)
Interest income	50	20	77	30
Equity in earnings of unconsolidated affiliates	826	1,456	5,271	2,801
Foreign currency exchange (loss) gain	(8)	84	(6)	(2)
Gain on consolidation of affiliates	65,349	—	143,466	—
Other income, net	795	745	1,218	877
Income (loss) before income taxes and discontinued operations	87,676	8,498	153,070	(14,824)
Income tax expense	(207)	(72)	(246)	(85)
Income (loss) from continuing operations	87,469	8,426	152,824	(14,909)
Income from discontinued operations, net of tax	604	329	159,039	2,318
Net Income (Loss)	88,073	8,755	311,863	(12,591)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(281)	(36)	(1,130)	51
Net loss attributable to the noncontrolling interests in consolidated affiliates	217	597	4,258	4,449
Net Income (Loss) attributable to SHR	88,009	9,316	314,991	(8,091)
Preferred shareholder dividends	(7,169)	(6,042)	(16,993)	(12,083)
Net Income (Loss) Attributable to SHR Common Shareholders	$80,840	$3,274	$297,998	$(20,174)
Basic Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.36	$0.02	$0.65	$(0.11)
Income from discontinued operations attributable to SHR common shareholders	—	—	0.74	0.01
Net income (loss) attributable to SHR common shareholders	$0.36	$0.02	$1.39	$(0.10)
Weighted average shares of common stock outstanding	222,013	206,061	214,450	205,849
Diluted Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.35	$0.01	$0.60	$(0.12)
Income from discontinued operations attributable to SHR common shareholders	—	—	0.70	0.01
Net income (loss) attributable to SHR common shareholders	$0.35	$0.01	$1.30	$(0.11)
Weighted average shares of common stock outstanding	233,463	219,227	225,900	217,006

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	June 30, 2014	December 31, 2013
Assets
Investment in hotel properties, net	$2,722,752	$1,795,338
Goodwill	38,128	38,128
Intangible assets, net of accumulated amortization of $3,716 and $11,753	91,635	29,502
Assets held for sale	—	135,901
Investment in unconsolidated affiliates	22,910	104,973
Cash and cash equivalents	245,468	73,655
Restricted cash and cash equivalents	91,480	75,916
Accounts receivable, net of allowance for doubtful accounts of $466 and $606	67,241	39,660
Deferred financing costs, net of accumulated amortization of $12,686 and $12,354	9,852	8,478
Deferred tax assets	2,134	—
Prepaid expenses and other assets	46,646	35,600
Total assets	$3,338,246	$2,337,151
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable, net of discount	$1,636,450	$1,163,696
Bank credit facility	—	110,000
Liabilities of assets held for sale	—	17,027
Accounts payable and accrued expenses	204,171	189,889
Preferred stock redemption liability	95,693	—
Distributions payable	128	—
Deferred tax liabilities	45,778	46,137
Total liabilities	1,982,220	1,526,749
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	9,336	7,534
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 0 and 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $0 and $103,704 in the aggregate)	—	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,446 and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,759 and $95,693 in the aggregate)	—	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 247,371,386 and 205,582,838 shares of common stock issued and outstanding)	2,474	2,056
Additional paid-in capital	2,105,749	1,705,306
Accumulated deficit	(919,961)	(1,234,952)
Accumulated other comprehensive loss	(19,176)	(41,445)
Total SHR’s shareholders’ equity	1,256,150	710,513
Noncontrolling interests in consolidated affiliates	90,540	92,355
Total equity	1,346,690	802,868
Total liabilities, noncontrolling interests and equity	$3,338,246	$2,337,151

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	June 30, 2014
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	247,371	247,371
Operating partnership units outstanding	797	797
Restricted stock units outstanding	1,446	1,446
Combined shares and units outstanding	249,614	249,614
Common stock price at end of period	$11.71	$11.71
Common equity capitalization	$2,922,980	$2,922,980
Preferred equity capitalization (at $25.00 face value)	90,384	90,384
Preferred stock redemption liability	95,693	95,693
Consolidated debt	1,638,319	1,638,319
Pro rata share of consolidated debt	(132,568)	—
Cash and cash equivalents	(245,468)	(245,468)
Total enterprise value	$4,369,340	$4,501,908
Net Debt / Total Enterprise Value	31.0%	33.1%
Preferred Equity / Total Enterprise Value	2.1%	2.0%
Common Equity / Total Enterprise Value	66.9%	64.9%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)

Discontinued Operations
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during the six months ended June 30, 2014:

Hotel	Location	Date Sold	Sales Proceeds
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$203,197,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$208,306,000	(a)

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $96,156,000.

The following is a summary of income from discontinued operations for the three and six months ended June 30, 2014 and 2013 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Hotel operating revenues	$—	$17,064	$17,767	$37,351
Operating costs and expenses	—	11,778	11,485	25,500
Depreciation and amortization	—	2,306	1,275	4,616
Total operating costs and expenses	—	14,084	12,760	30,116
Operating income	—	2,980	5,007	7,235
Interest expense	—	(1,819)	(1,326)	(3,642)
Interest income	—	1	2	3
Loss on early extinguishment of debt	—	—	(272)	—
Foreign currency exchange (loss) gain	—	(138)	32	188
Income tax expense	—	(695)	(833)	(1,466)
Gain on sale, net of tax	604	—	156,429	—
Income from discontinued operations	$604	$329	$159,039	$2,318

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$33,821	$—	$33,821	$37,758	$24,204	$61,962
Property EBITDA (100%)	$11,202	$—	$11,202	$11,946	$5,504	$17,450
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$4,075	$—	$4,075	$4,345	$2,752	$7,097
Depreciation and amortization	(1,572)	—	(1,572)	(1,886)	(1,632)	(3,518)
Interest expense	(1,518)	—	(1,518)	(1,944)	(196)	(2,140)
Other expenses, net	(18)	—	(18)	(7)	(11)	(18)
Income taxes	(87)	—	(87)	(31)	—	(31)
Equity in earnings of unconsolidated affiliates	$880	$—	$880	$477	$913	$1,390
EBITDA Contribution:
Equity in earnings of unconsolidated affiliates	$880	$—	$880	$477	$913	$1,390
Depreciation and amortization	1,572	—	1,572	1,886	1,632	3,518
Interest expense	1,518	—	1,518	1,944	196	2,140
Income taxes	87	—	87	31	—	31
EBITDA Contribution	$4,057	$—	$4,057	$4,338	$2,741	$7,079
FFO Contribution:
Equity in earnings of unconsolidated affiliates	$880	$—	$880	$477	$913	$1,390
Depreciation and amortization	1,572	—	1,572	1,886	1,632	3,518
FFO Contribution	$2,452	$—	$2,452	$2,363	$2,545	$4,908

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$67,863	$35,006	$102,869	$68,087	$55,160	$123,247
Property EBITDA (100%)	$20,761	$13,191	$33,952	$19,820	$15,073	$34,893
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,426	$6,595	$14,021	$7,209	$7,537	$14,746
Depreciation and amortization	(3,526)	(1,551)	(5,077)	(3,751)	(3,472)	(7,223)
Interest expense	(3,418)	(168)	(3,586)	(4,434)	(390)	(4,824)
Other expenses, net	(25)	(30)	(55)	(23)	(19)	(42)
Income taxes	143	—	143	63	—	63
Equity in earnings (losses) of unconsolidated affiliates	$600	$4,846	$5,446	$(936)	$3,656	$2,720
EBITDA Contribution
Equity in earnings (losses) of unconsolidated affiliates	$600	$4,846	$5,446	$(936)	$3,656	$2,720
Depreciation and amortization	3,526	1,551	5,077	3,751	3,472	7,223
Interest expense	3,418	168	3,586	4,434	390	4,824
Income taxes	(143)	—	(143)	(63)	—	(63)
EBITDA Contribution	$7,401	$6,565	$13,966	$7,186	$7,518	$14,704
FFO Contribution
Equity in earnings (losses) of unconsolidated affiliates	$600	$4,846	$5,446	$(936)	$3,656	$2,720
Depreciation and amortization	3,526	1,551	5,077	3,751	3,472	7,223
FFO Contribution	$4,126	$6,397	$10,523	$2,815	$7,128	$9,943

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Marriott Hamburg:
Property EBITDA	$1,687	$1,505	$3,199	$2,901
Revenue (a)	$1,319	$1,160	$2,618	$2,360

Lease expense	(1,260)	(1,206)	(2,518)	(2,382)
Less: Deferred gain on sale-leaseback	(54)	(51)	(107)	(102)
Adjusted lease expense	(1,314)	(1,257)	(2,625)	(2,484)

Comparable EBITDA contribution from leasehold	$5	$(97)	$(7)	$(124)

Security Deposit (b):	June 30, 2014	December 31, 2013
Marriott Hamburg	$2,602	$2,611

(a)	For the three and six months ended June 30, 2014 and 2013, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$80,840	$3,274	$297,998	$(20,174)
Depreciation and amortization—continuing operations	28,058	24,691	50,263	49,599
Depreciation and amortization—discontinued operations	—	2,306	1,275	4,616
Interest expense—continuing operations	19,587	19,460	37,861	39,123
Interest expense—discontinued operations	—	1,819	1,326	3,642
Income taxes—continuing operations	207	72	246	85
Income taxes—discontinued operations	—	695	833	1,466
Income taxes—sale of assets	—	—	20,451	—
Noncontrolling interests	281	36	1,130	(51)
Adjustments from consolidated affiliates	(3,939)	(3,549)	(7,614)	(7,103)
Adjustments from unconsolidated affiliates	3,153	5,717	8,443	12,033
Preferred shareholder dividends	7,169	6,042	16,993	12,083
EBITDA	135,356	60,563	429,205	95,319
Realized portion of deferred gain on sale-leaseback	(54)	(51)	(107)	(102)
Gain on sale of assets—continuing operations	(767)	(273)	(767)	(273)
Gain on sale of assets—adjustments from consolidated affiliates	109	—	109	—
Gain on sale of assets—discontinued operations	(604)	—	(176,880)	—
Gain on consolidation of affiliates	(65,349)	—	(143,466)	—
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	8	(84)	6	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	138	(32)	(188)
Amortization of below market hotel management agreement	108	—	108	—
Activist shareholder costs	104	—	1,637	—
Comparable EBITDA	$68,911	$60,293	$110,085	$94,758

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$80,840	$3,274	$297,998	$(20,174)
Depreciation and amortization—continuing operations	28,058	24,691	50,263	49,599
Depreciation and amortization—discontinued operations	—	2,306	1,275	4,616
Corporate depreciation	(123)	(127)	(246)	(258)
Gain on sale of assets—continuing operations	(767)	(273)	(767)	(273)
Gain on sale of assets, net of tax—discontinued operations	(604)	—	(156,429)	—
Gain on consolidation of affiliates	(65,349)	—	(143,466)	—
Realized portion of deferred gain on sale-leaseback	(54)	(51)	(107)	(102)
Noncontrolling interests adjustments	(95)	(125)	(193)	(252)
Adjustments from consolidated affiliates	(1,971)	(1,655)	(3,806)	(3,296)
Adjustments from unconsolidated affiliates	1,571	3,518	5,077	7,224
FFO	41,506	31,558	49,599	37,084
Redeemable noncontrolling interests	376	162	1,323	202
FFO—Fully Diluted	41,882	31,720	50,922	37,286
Non-cash interest rate swap activity—continuing operations	2,184	(2,353)	(110)	(4,651)
Non-cash interest rate swap activity—discontinued operations	—	(747)	—	(1,493)
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	8	(84)	6	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	138	(32)	(188)
Amortization of debt discount	623	—	623	—
Amortization of below market hotel management agreement	108	—	108	—
Activist shareholder costs	104	—	1,637	—
Excess of redemption liability over carrying amount of redeemed preferred stock	3,203	—	6,912	—
Comparable FFO	$48,112	$28,674	$60,338	$30,956
Comparable FFO per fully diluted share	$0.21	$0.14	$0.28	$0.15
Weighted average diluted shares (b)	225,348	208,923	217,875	208,760

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Fairmont Scottsdale Princess (c)	0.52%	36 bp	$117,000	April 2015
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	185,826	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,277	December 2017
Hotel del Coronado (e)	3.81%	365 bp	475,000	March 2018
InterContinental Miami (f)	3.66%	350 bp	85,000	July 2018
Bank credit facility (g)	2.16%	200 bp	—	April 2019
Four Seasons Washington, D.C. (h)	2.41%	225 bp	120,000	June 2019
Loews Santa Monica Beach Hotel (i)	2.71%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	143,504	August 2021
			1,638,319
Unamortized discount (c)			(1,869)
			$1,636,450

(a)
Spread over LIBOR (0.16% at June 30, 2014). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)
On March 31, 2014, we acquired the remaining 50.0% equity interest in the Fairmont Scottsdale Princess hotel, resulting in the Fairmont Scottsdale Princess hotel becoming wholly-owned by the Company. In connection with the acquisition, we consolidated the Fairmont Scottsdale Princess hotel and became fully obligated under the entire mortgage loan secured by the Fairmont Scottsdale Princess hotel. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan.

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,277,000 is payable at a fixed rate of 10.00%.

(e)
On June 11, 2014, we acquired the remaining 63.6% equity interest in the Hotel del Coronado, resulting in the Hotel del Coronado becoming wholly-owned by us. In connection with the acquisition, we consolidated the Hotel del Coronado and became fully obligated under the entire outstanding balance of the mortgage and mezzanine loans secured by the Hotel del Coronado.

(f)	On July 7, 2014, we paid off the outstanding balance on the mortgage loan secured by the InterContinental Miami hotel. We are currently evaluating financing alternatives.

(g)	On April 25, 2014, we entered into a new $300,000,000 secured bank credit facility, which replaced the previous secured bank credit facility.

(h)	On June 30, 2014, we refinanced the loan secured by the Four Seasons Washington, D.C. hotel.

(i)	On May 29, 2014, we refinanced the loan secured by the Loews Santa Monica Beach Hotel.

Debt Summary (Continued)
(dollars in thousands)

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2014 (remainder)	$1,340
2015	121,029
2016	7,783
2017	575,008
2018	559,015
Thereafter	374,144
1,638,319
Unamortized discount	(1,869)
$1,636,450

Percent of fixed rate debt	28.3%
Weighted average interest rate (g)	4.17%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.23

(g) Excludes the amortization of deferred financing costs.